                               MONTHLY STATEMENT
                 _____________________________________________

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 1997-2
                 _____________________________________________


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, "the Agreement"), as supplemented by the Series 1997-2 Supplement dated as of March 1, 1997 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders and the Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1997-2 Certificates with respect to the Distribution Date occurring on March 15, 2004, and with respect to the performance of the Trust during the month of February is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement as applicable.

A)         Information Regarding the Current Monthly Distribution for the
           Series 1997-2 Class A Certificates and Class B Certificates
           (stated on the basis of $1,000 original certificate principal amount)

           (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                    certificate principal amount                                                                      $1,000.903285

           (2)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                    respect to interest per $1,000 original certificate principal amount                                  $0.903285

           (3)      The amount set forth in A(1) above distributed to Class A Certificateholders with
                    respect to principal per $1,000 original certificate principal amount                             $1,000.000000

           (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                    certificate principal amount                                                                          $1.053285

           (5)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                    respect to interest per $1,000 original certificate principal amount                                  $1.053285

           (6)      The amount set forth in A(4) above distributed to Class B Certificateholders with
                    respect to principal per $1,000 original certificate principal amount                                 $0.000000

B)         Information Regarding the Performance of the Trust

           (1)      Allocation of Receivables Collections to the Series 1997-2 Certificates

                    (a)     The aggregate amount of Finance Charge Receivables collected during the
                            Monthly Period immediately preceding the Distribution Date                               $64,825,837.53

                    (b)     The aggregate amount of Interchange collected and allocated to the Trust for
                            the Monthly Period immediately preceding the Distribution Date                            $4,647,741.29


                      _____________________________________

                        Series 1997-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     _____________________________________

                    (c)     The aggregate amount of Principal Receivables collected during the Monthly
                            Period immediately preceding the Distribution Date                                      $425,364,455.53

                    (d)     The Floating Allocation Percentage with respect to the Series 1997-2
                            Certificates for the Monthly Period immediately preceding the Distribution Date               2.305601%

                    (e)     The Principal Allocation Percentage with respect to the Series 1997-2
                            Certificates for the Monthly Period immediately preceding the Distribution Date              13.062898%

                    (f)     The Finance Charge Receivables and Interchange collected and allocated to the
                            Series 1997-2 Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                         $1,601,783.85

                    (g)     The Principal Receivables collected and allocated to the Series 1997-2
                            Certificates for the Monthly Period immediately preceding the Distribution Date          $55,564,924.01

           (2)      Available Finance Charge Collections, Required Draw Amount and Reallocated Principal
                    Collections for Series 1997-2 for the Monthly Period immediately preceding the
                    Distribution Date

                    (a)     The Finance Charge Receivables and Interchange collected and allocated to the
                            Series 1997-2 Certificates                                                                $1,601,783.85

                    (b)     Collection Account and Special Funding Account investment earnings allocated
                            to the Series 1997-2 Certificates                                                                 $0.00

                    (c)     Principal Funding Account Investment Proceeds                                               $337,015.23

                    (d)     Cash Collateral Account Investment Proceeds                                                  $14,085.94

                    (e)     Reserve Draw Amount, if applicable                                                          $126,776.45

                    (f)     Additional Finance Charges from other Series allocated to the Series 1997-2
                            Certificates                                                                                      $0.00

                    (g)     Payments, if any, on deposit as of the Determination Date received from any
                            Interest Rate Protection Agreements                                                               $0.00

                    (h)     Required Draw Amount, if applicable                                                               $0.00

                    (i)     Reallocated Collateral Principal Collections                                                      $0.00

                    (j)     Reallocated Class B Principal Collections                                                         $0.00

                    (k)     Total Available Finance Charge Collections and Reallocated Principal
                            Collections for Series 1997-2 (total of (a), (b), (c), (d), (e), (f), (g),
                            (h), (i) and (j) above)                                                                   $2,079,661.47

                      _____________________________________

                        Series 1997-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     _____________________________________

           (3)      Available Principal Collections for Series 1997-2 for the Monthly Period
                    immediately preceding the Distribution Date

                    (a)     The Principal Receivables collected and allocated to the Series 1997-2
                            Certificates                                                                             $55,564,924.01

                    (b)     Shared Principal Collections from other Series allocated to the Series 1997-2
                            Certificates                                                                                $702,436.76

                    (c)     Additional amounts to be treated as Available Principal Collections pursuant
                            to the Series Supplement                                                                    $782,639.24

                    (d)     Reallocated Collateral Principal Collections                                                      $0.00

                    (e)     Reallocated Class B Principal Collections                                                         $0.00

                    (f)     Available Principal Collections for Series 1997-2 (total of (a), (b) and (c)
                            minus (d) and (e) above)                                                                 $57,050,000.01

           (4)      Delinquent Balances in the Trust

                    The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                    Distribution Date.

                    (a)     30-59 days                                                                                  $96,391,902
                    (b)     60-89 days                                                                                   66,607,243
                    (c)     90 or more days                                                                             151,180,763
                            --                                                                                         ------------
                    (d)     Total Delinquencies                                                                        $314,179,909

           (5)      Defaulted Amount

                    (a)     The aggregate amount of Defaulted Receivables with respect to the Trust for
                            the Monthly Period immediately preceding the Distribution Date                           $39,615,180.80

                    (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed during
                            the Monthly Period immediately preceding the Distribution Date                            $5,670,058.41

                    (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date [Defaulted Receivables minus Recoveries]                               $33,945,122.39

                    (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date allocable to the Series 1997-2 Certificates (the "Series
                            1997-2 Defaulted Amount")                                                                   $782,639.24

                    (e)     The Class A Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                            Class A Percentage]                                                                         $361,388.66

                    (f)     The Class B Defaulted Amount [Series 1997-2 Defaulted Amount multiplied by the
                            Class B Percentage]                                                                         $421,250.58

                      _____________________________________

                        Series 1997-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     _____________________________________

           (6)      Class A Charge-Offs

                    (a)     The excess, if any, of the Class A Defaulted Amount over the sum of (i)
                            Available Finance Charge Collections applied to such Class A Defaulted Amount,
                            (ii) the Available Cash Collateral Amount applied to such Class A Defaulted
                            Amount, (iii) Reallocated Principal Collections applied to such Class A
                            Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                            Defaulted Amount (a "Class A Charge-Off")                                                         $0.00

                    (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing,
                            pro rata, the amount of each Class A Certificateholder's investment)                          $0.000000

                    (c)     The total amount reimbursed on the Distribution Date in respect of  Class A
                            Charge-Offs for prior Distribution  Dates                                                         $0.00

                    (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                            amount of each Class A Certificateholder's  investment)                                       $0.000000

                    (e)     The amount, if any, by which the outstanding principal balance of the Class A
                            Certificates exceeds the Class A Invested Amount if any, as of the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on such Distribution Date                                                           $0.00

           (7)      Class B Charge-Offs

                    (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                            Available Finance Charge Collections applied to such Class B Defaulted Amount applied to such Class B Defaulted Amount, (ii) the Available Cash Collateral
                            Amount, (iii) Reallocated Collateral Principal Collections applied to such
                            Class B Defaulted Amount and (iv) the amount by which the Collateral Invested
                            Amount has been reduced in respect of such Class B Defaulted Amount                               $0.00

                    (b)     The amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date in respect of Reallocated Class B Principal Collections                         $0.00

                    (c)     The amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date in respect of item 6(a) (together with item 7(a), "Class B
                            Charge-Offs")                                                                                     $0.00

                    (d)     The total amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date as set forth in items 7(a), (b) and (c)                                         $0.00

                    (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount
                            of each Class B Certificateholder's  investment)                                              $0.000000


                      _____________________________________

                        Series 1997-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     _____________________________________

                    (f)     The total amount reimbursed on the Distribution Date in respect of reductions                     $0.00
                            in the Class B Invested Amount on prior Distribution Date

                    (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                            amount of each Class B Certificateholder's investment)                                        $0.000000

                    (h)     The amount, if any, by which the outstanding principal balance of the Class B
                            Certificates exceeds the Class B Invested Amount if any, as of the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on such Distribution Date                                                           $0.00

           (8)      Reductions in the Collateral Interest

                    (a)     The excess, if any, of the Collateral Defaulted Amount over Available Finance
                            Charge Collections applied to such Collateral Defaulted Amount                                    $0.00

                    (b)     The amount by which the Collateral Invested Amount has been reduced on the
                            Distribution Date in respect of Reallocated Principal Collections                                 $0.00

                    (c)     The amount by which the Collateral Invested Amount has been reduced on the
                            Distribution Date in respect of items 6(a) and 7(a) above                                         $0.00

                    (d)     The total amount by which the Collateral Invested Amount has been reduced on
                            the Distribution Date as set forth in items 8(a), (b) and ( c)                                    $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of reductions
                            in the Collateral Invested Amount on prior Distribution Dates                                     $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the
                            Collateral Interest exceeds the Collateral Invested Amount, if any, as of the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on the Distribution Date                                                            $0.00

           (9)      Investor Monthly Servicing Fee

                    (a)     The amount of the Series 1997-2 Monthly Servicing Fee payable to the Servicer
                            on the Distribution Date                                                                    $205,916.67

           (10)     Cash Collateral Account

                    (a)     The Available Cash Collateral Amount on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution
                            Date                                                                                     $21,000,000.00

           (11)     Class A Monthly Interest

                    (a)     Class A Monthly Interest payable on the Distribution Date                                   $515,324.09

                      _____________________________________

                        Series 1997-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     _____________________________________

           (12)     Class B Monthly Interest

                    (a)     Class B Monthly Interest payable on the Distribution Date                                    $70,043.45

           (13)     Principal Funding Account Amount

                    (a)     The amount on deposit in the Principal Funding Account on the Distribution
                            Date, after giving effect to all deposits, withdrawals and distributions on
                            such Distribution Date                                                                            $0.00

                    (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in June 2003. (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

           (14)     Deficit Controlled Accumulation Amount

                    The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                    effect to all deposits, withdrawals and distributions on such Distribution Date                           $0.00

           (15)     Reserve Account (if applicable)

                    (a)     The amount on deposit in the Reserve Account, if funded, on the Distribution
                            Date, after giving effect to all deposits, withdrawals and distributions on
                            such Distribution Date and the related Transfer Date                                        $166,250.00

                    (b)     The Required Reserve Account Amount, if any, selected by the Servicer                       $166,250.00

(C)        Class A Invested Amount

           (1)      The Class A Initial Invested Amount                                                             $570,500,000.00

           (2)      The Class A Invested Amount on the Distribution Date, after giving effect to all
                    deposits, withdrawals and distributions on such Distribution Date                                         $0.00

           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class A
                    Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A Initial
                    Invested Amount). The amount of a Class A Certificateholder's pro rata share of the
                    Class A Invested Amount can be determined by multiplying the original denomination of
                    the Class A Certificateholder's Certificate by the Pool Factor                                         0.000000

D)         Class B Invested Amount

           (1)      The Class B Initial Invested Amount                                                              $66,500,000.00

           (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                    deposits, withdrawals and distributions on such Distribution Date                                $66,500,000.00

                      _____________________________________

                        Series 1997-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     _____________________________________

           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                    Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the Class B Initial
                    Invested Amount). The amount of a Class B Certificateholder's pro rata share of the
                    Class B Invested Amount can be determined by multiplying the original denomination of
                    the Class B Certificateholder's Certificate by the Pool Factor                                       1.0000

E)         Collateral Invested Amount

           (1)      The Collateral Initial Invested
                    Amount                                                                                       $63,000,000.00

           (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all
                    deposits, withdrawals and distributions on such Distribution Date                                     $0.00

           (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount on
                    such Distribution Date                                                                                0.00%

F)         Receivables Balances

           (1)      The aggregate amount of Principal Receivables in the Trust at the close of business on
                    the last day of the immediately preceding Monthly Period                                     $5,260,953,322

           (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                    business on the last day of the immediately preceding Monthly Period                           $229,292,087

G)         Annualized Percentages

           (1)      The Gross Yield (Available Finance Charge Collections for the Series 1997-2
                    Certificates for the preceding Monthly Period (excluding payments received from
                    Interest Rate Protection Agreements) divided by the Invested Amount of the Series
                    1997-2 Certificates as of the last day of the next preceding Monthly Period, multiplied by  366 days divided by number of calendar days in the month.)  Effective
                    November 2002 monthly period.                                                                         4.12%

           (2)      The Net Loss Rate (the Series 1997-2 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1997-2 Certificates as of the last day of
                    the next preceding Monthly Period, multiplied by 12)                                                  1.47%

           (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 1997-2
                    Certificates for the preceding Monthly Period)                                                        2.65%

           (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                    Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 1997-2
                    Certificates as of the last day of the next preceding Monthly Period, multiplied  by
                    12)                                                                                                   1.49%

           (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1997-2
                    Certificates for the preceding Monthly Period)                                                        1.16%

                      _____________________________________

                        Series 1997-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     _____________________________________

           (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                    Receivables with respect to all Receivables in the Trust for the preceding Monthly
                    Period divided by the amount of Receivables in the Trust as of the last day of the
                    next preceding Monthly Period)                                                                        8.85%

H)         Series 1997-2 Information for the Last Three Distribution
           Dates

           1)       Gross Yield

                    a)         03/15/04             4.12%
                    b)         02/17/04             6.25%
                    c)         01/15/04             7.99%

           2)       Net Loss Rate

                    a)         03/15/04             1.47%
                    b)         02/17/04             2.73%
                    c)         01/15/04             3.20%

           3)       Net Spread (Portfolio Yield Minus Base Rate)

                    a)         03/15/04             1.16%
                    b)         02/17/04             1.41%
                    c)         01/15/04             2.54%

           Three Month Average                      1.70%

           4)       Monthly Payment Rate

                    a)         03/15/04             8.85%
                    b)         02/17/04             8.78%
                    c)         01/15/04             9.21%


                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer



                              By: _________________________________
                              Name:      Patricia Garvey
                              Title:     Vice President

                               MONTHLY STATEMENT
                 _____________________________________________

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 1999-1
                 _____________________________________________


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 1999-1 Supplement dated as of June 1, 1999 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, Nationial Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 1999-1 Certificates with respect to the Distribution Date occurring on March 15, 2004, and with respect to the performance of the Trust during the month of February is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)         Information Regarding the Current Monthly Distribution for the
           Series 1999-1 Class A Certificates and Class B Certificates
           (stated on the basis of $1,000 original certificate principal amount)

           (1)      The total amount distributed to Class A Certificateholders
                    per $1,000 original certificate principal amount                                                      $0.993285

           (2)      The amount set forth in A(1) above distributed to Class A Certificateholders
                    with respect to interest per $1,000 original certificate principal amount                             $0.993285

           (3)      The amount set forth in A(1) above distributed to Class A Certificateholders
                    with respect to principal per $1,000 original certificate principal  amount                           $0.000000

           (4)      The total amount distributed to Class B Certificateholders
                    per $1,000 original certificate principal amount                                                      $5.666667

           (5)      The amount set forth in A (4) above distributed to Class B Certificateholder
                    with respect to interest per $1,000 original certificate principal amount                             $5.666667

           (6)      The amount set forth in A (4) above distributed to Class B Cerfiticateholder
                    with respect to principal per $1,000 original certificate principal amount                            $0.000000

B)         Information Regarding the Performance of the Trust

           (1)      Allocation of Receivables Collections to the Series 1999-1 Certificates

                    (a)     The aggregate amount of Finance Charge Receivables collected during the
                            Monthly Period immediately preceding the Distribution Date                               $64,825,837.53

                    (b)     The aggregate amount of Interchange collected and allocated to the Trust
                            for the Monthly Period immediately preceding the Distribution Date                        $4,647,741.29

                    (c)     The aggregate amount of Principal Receivables collected during the Monthly
                            Period immediately preceding the Distribution Date                                      $425,364,455.53


                         ______________________________

                        Series 1999-1 Monthly Statement
                        March 15, 2004 Distribution Date
                         ______________________________


                    (d)     The Floating Allocation Percentage with respect to the Series 1999-1 Certificates
                            for the Monthly Period immediately preceding the Distribution Date                            5.741933%

                    (e)     The Principal Allocation Percentage with respect to the Series 1999-1 Certificates
                            for the Monthly Period immediately preceding the Distribution Date                           11.962361%

                    (f)     The Finance Charge Receivables and Interchange collected and allocated to the
                            Series 1999-1 Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                         $3,989,126.42

                    (g)     The Principal Receivables collected and allocated to the Series 1999-1 Certificates
                            for the Monthly Period immediately preceding the Distribution Date                       $50,883,630.12

           (2)      Available Finance Charge Collections and Reallocated Principal Collections for Series 1999-1
                    for the Monthly Period immediately preceding the Distribution Date.

                    (a)     The Finance Charge Receivables and Interchange collected and allocated to the
                            Series 1999-1 Certificates                                                                $3,989,126.42

                    (b)     Collection Account and Special Funding Account investment earnings allocated
                            to the Series 1999-1 Certificates                                                                 $0.00

                    (c)     Principal Funding Account Investment Proceeds                                               $218,207.64

                    (d)     Reserve Draw Amount                                                                         $112,887.36

                    (e)     Additional Finance Charges from other Series allocated
                            to the Series 1999-1 Certificates                                                                 $0.00

                    (f)     Payments, if any, on deposit as of the Determination Date received from any
                            Interest Rate Protection Agreements                                                               $0.00

                    (g)     Reallocated Class D Principal Collections                                                         $0.00

                    (h)     Reallocated Collateral Principal Collections                                                      $0.00

                    (i)     Reallocated Class B Principal Collections                                                         $0.00

                    (j)     Total Available Finance Charge Collections and Reallocated Principal Collections
                            for Series 1999-1 (total of (a), (b), (c), (d), (e), (f), (g), (h), and (i) above)        $4,320,221.42

                         ______________________________

                        Series 1999-1 Monthly Statement
                        March 15, 2004 Distribution Date
                         ______________________________


           (3)      Available Principal Collections for Series 1999-1 for the Monthly Period immediately preceding the Distribution Date

                    (a)     The Principal Receivables collected and allocated to the
                            Series 1999-1 Certificates                                                               $50,883,630.12

                    (b)     Shared Principal Collections from other Series allocated to the
                            Series 1999-1 Certificates                                                                        $0.00

                    (c)     Additional amounts to be treated as Available Principal Collections
                            pursuant to the Series Supplement                                                         $1,949,106.22

                    (d)     Reallocated Class D Principal Collections                                                         $0.00

                    (e)     Reallocated Collateral Principal Collections                                                      $0.00

                    (f)     Reallocated Class B Principal Collections                                                         $0.00

                    (g)     Available Principal Collections for Series 1999-1 (total of (a), (b) and
                            (c) minus (d), (e) and (f) above)                                                        $52,832,736.34

           (4)      Delinquent Balances in the Trust

                               The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                    (a)     31-60
                            days                                                                                        $96,391,902
                    (b)     61-90
                            days                                                                                         66,607,243
                    (c)     91 or more days                                                                             151,180,763
                            --                                                                                         ------------
                    (d)     Total Delinquencies                                                                        $314,179,909

           (5)      Defaulted Amount

                    (a)     The aggregate amount of Defaulted Receivables with respect to the Trust for the
                            Monthly Period immediately preceding the Distribution Date                               $39,615,180.80

                    (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed during
                            the Monthly Period immediately preceding the Distribution Date                            $5,670,058.41

                    (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date [Defaulted Receivables minus Recoveries]                               $33,945,122.39

                    (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date allocable to the Series 1999-1 Certificates (the "Series 1999-1
                            Defaulted Amount")                                                                        $1,949,106.22

                    (e)     The Class A Defaulted Amount [Series 1999-1 Defaulted Amount
                            multiplied by the Class A Percentage]                                                     $1,055,765.87

                         ______________________________

                        Series 1999-1 Monthly Statement
                        March 15, 2004 Distribution Date
                         ______________________________


                    (f)     The Class B Defaulted Amount [Series 1999-1 Defaulted Amount
                            multiplied by the Class B Percentage]                                                       $416,214.58

           (6)      Class A Charge-Offs

                    (a)     The excess, if any, of the Class A Defaulted Amount over the sum of
                            (i) Available Finance Charge Collections applied to such Class A Defaulted Amount,
                            (ii) Reallocated Principal Collections applied to such Class A Defaulted Amount,
                            (iii) the amount by which the Class D Invested Amount has been reduced in respect of such Class A Defaulted Amount, (iv) the amount by which the
                            Collateral Invested Amount has been reduced in respect of such Class A Defaulted
                            Amount and (v) the amount by which the Class B Invested Amount has been reduced in
                            respect of such Class A Defaulted Amount (a "Class A Charge-Off")                                 $0.00

                    (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                            investment)                                                                                       $0.00

                    (c)     The total amount reimbursed on the Distribution Date in respect of  Class A
                             Charge-Offs for prior Distribution  Dates                                                        $0.00

                    (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount
                            (which will have the effect of increasing, pro rata, the amount of
                            each Class A Certificateholder's investment)                                                  $0.000000

                    (e)     The amount, if any, by which the outstanding principal balance of the Class A
                            Certificates exceeds the Class A Invested Amount if any, as of the
                            Distribution Date, after giving effect to all deposits, withdrawals
                            and distributions on such Distribution Date                                                       $0.00

           (7)      Class B Charge-Offs

                    (a)     The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                            Finance Charge Collections applied to such Class B Defaulted Amount, (ii)
                            Reallocated Class D Principal Collections applied to such Class B Defaulted Amount,
                            (iii) Reallocated Collateral Principal Collections applied to such
                            Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in
                            respect of such Class B Defaulted Amount                                                          $0.00

                    (b)     The amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date in respect of Reallocated Class B Principal Collections                         $0.00

                         ______________________________

                        Series 1999-1 Monthly Statement
                        March 15, 2004 Distribution Date
                         ______________________________


                    (c)     The amount by which the Class B Invested Amount has been reduced on the
                            Distribution Date in respect of item 6(a) (together with item 7(a),
                            "Class B Charge-Offs")                                                                            $0.00

                    (d)     The total amount by which the Class B Invested Amount has been reduced on
                            the Distribution Date as set forth in items 7(a), (b) and (c )                                    $0.00

                    (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                            amount of each Class B Certificateholder's investment)                                        $0.000000

                    (f)     The total amount reimbursed on the Distribution Date in respect of
                            reductions in the Class B Invested Amount on prior Distribution  Dates                            $0.00

                    (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of
                            each Class B Certificateholder's investment)                                                  $0.000000

                    (h)     The amount, if any, by which the outstanding principal balance of the Class B
                            Certificates exceeds the Class B Invested Amount if any, as of the
                            Distribution Date, after giving effect to all deposits, withdrawals
                            and distributions on such Distribution Date                                                       $0.00

           (8)      Reductions in the Collateral Interest

                    (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of
                            (i) Available Finance Charge Collections applied to such Collateral Defaulted
                            Amount, (ii) Reallocated Class D Principal Collections applied to such
                            Collateral Defaulted Amount and (iii) the Amount by which the Class D
                            Invested Amount has been reduced in respect of such Collateral Defaulted Amount                   $0.00

                    (b)     The amount by which the Collateral Invested Amount has been reduced the Distribution Date in respect of Reallocated Collateral Principal
                            Collections                                                                                       $0.00

                    (c)     The amount by which the Collateral Invested Amount has been reduced on the
                            Distribution Date in respect of items 6(a) and 7(a) above                                        $0.00

                    (d)     The total amount by which the Collateral Invested Amount has been reduced
                            on the Distribution Date as set forth in items 8(a), (b) and (c)                                  $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of reductions
                            in the Collateral Invested Amount on prior Distribution Dates                                     $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the
                            Collateral Interest exceeds the Collateral Invested Amount, if any, as of the
                            Distribution Date, after giving effect to all deposits, withdrawals and
                            distributions on the Distribution Date                                                            $0.00

                         ______________________________

                        Series 1999-1 Monthly Statement
                        March 15, 2004 Distribution Date
                         ______________________________


           (9)      Reductions in the Class D Interest

                    (a)     The excess, if any, of the Class D Defaulted Amount over Available
                            Finance Charge Collections applied to such Class D Defaulted Amount                               $0.00

                    (b)     The amount by which the Class D Invested Amount has been reduced on the
                            Distribution Date in respect of Reallocated Principal Collections                                 $0.00

                    (c)     The amount by which the Class D Invested Amount has been reduced on the
                            Distribution Date in respect of items 6(a), 7(a) and 8(a) above                                   $0.00

                    (d)     The total amount by which the Class D Invested Amount has been reduced on the
                            Distribution Date as set forth in items 9(a), (b) and (c )                                        $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of
                            reductions in the Class D Invested Amount on prior Distribution Dates                             $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the
                            Class D Interest exceeds the Class D Invested Amount, if any, as of the
                            Distribution Date, after giving effect to all deposits, withdrawals
                            and distributions on the Distribution Date                                                        $0.00

           (10)     Investor Monthly Servicing Fee

                    (a)     The amount of the Series 1999-1 Monthly Servicing Fee payable to the
                            Servicer on the Distribution Date                                                           $448,717.95

           (11)     Class A Monthly Interest

                    (a)     Class A Monthly Interest payable on the Distribution Date                                   $496,642.50

           (12)     Class B Monthly Interest

                    (a)     Class B Monthly Interest payable on the Distribution Date                                   $372,328.33

           (13)     Principal Funding Account Amount

                    (a)     The amount on deposit in the Principal Funding Account on the Distribution Date,
                            after giving effect to all deposits, withdrawals and distributions on such
                            Distribution Date                                                                       $375,000,000.03

                    (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in October 2003  (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)


                         ______________________________

                        Series 1999-1 Monthly Statement
                        March 15, 2004 Distribution Date
                         ______________________________

           (14)     Deficit Controlled Accumulation Amount

                    The Deficit Controlled Accumulation Amount for the Distribution Date,
                    after giving effect to all deposits, withdrawals and distributions
                    on such Distribution Date                                                                                 $0.00

           (15)     Reserve Account

                    (a)     The amount on deposit in the Reserve Account on the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                            Distribution Date and the related Transfer Date                                           $2,500,000.00

                    (b)     The Required Reserve Account Amount                                                       $2,500,000.00

C)         Class A Invested Amount

           (1)      The Class A Initial Invested Amount                                                             $500,000,000.00

           (2)      The Class A Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                          $500,000,000.00

           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                    Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                    Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                    Pool Factor                                                                                             1.00000

D)         Class B Invested Amount

           (1)      The Class B Initial Invested Amount                                                              $65,705,000.00

           (2)      The Class B Invested Amount on the Distribution Date, after giving effect to all
                    deposits, withdrawals and distributions on such Distribution Date                                $65,705,000.00

           (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                    Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                    Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by
                    the Pool Factor                                                                                        1.000000

E)         Collateral Invested Amount

           (1)      The Collateral Initial Invested Amount                                                           $52,884,000.00

           (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to all
                    deposits, withdrawals and distributions on such Date                                             $52,884,000.00


                         ______________________________

                        Series 1999-1 Monthly Statement
                        March 15, 2004 Distribution Date
                         ______________________________


           (3)      The Collateral Invested Amount as a percentage of the sum of the Invested Amount
                    on such Distribution Date                                                                                 8.25%

F)         Class D Invested Amount

           (1)      The Class D Initial Invested Amount                                                              $22,436,642.00

           (2)      The Class D Invested Amount on the Distribution Date, after giving effect to all
                    deposits, withdrawals and distributions on such Distribution Date                                $22,436,642.00

           (3)      The Class D Invested Amount as a percentage of the sum of the Invested
                    Amount on such Distribution Date                                                                          3.50%

G)         Receivables Balances

           (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                    business on the last day of the immediately preceding Monthly Period                             $5,260,953,322

           (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                    business on the last day of the immediately preceding Monthly Period                               $229,292,087

H)         Annualized Percentages

           (1)      The Gross Yield (Available Finance Charge Collections for the Series 1999-1 Certificates
                    for the preceding Monthly Period (excluding payments received from Interest Rate
                    Protection Agreements) divided by the Invested Amount of the Series 1999-1 Certificates
                    as of the last day of the next preceding Monthly Period, multiplied by 366 days
                    divided by number of days in calendar month.)  Effective November 2002 monthly period.                    8.51%

           (2)      The Net Loss Rate (the Series 1999-1 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 1999-1 Certificates as of the
                    last day of the next preceding Monthly Period, multiplied by 12)                                          3.65%

           (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the
                    Series 1999-1 Certificates for the preceding Monthly Period)                                              4.86%

           (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly
                    Period with respect to the related Distribution Date, divided by the Invested
                    Amount of the Series 1999-1 Certificates as of the last day of the next preceding
                    Monthly Period, multiplied  by 12)                                                                        3.19%

           (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 1999-1 Certificates
                    for the preceding Monthly Period)                                                                         1.67%


                         ______________________________

                        Series 1999-1 Monthly Statement
                        March 15, 2004 Distribution Date
                         ______________________________


           (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance Charge
                    Receivables with respect to all Receivables in the Trust for the preceding
                    Monthly Period divided by the amount of Receivables in the Trust as of the
                    last day of the next preceding Monthly Period)                                                            8.85%

I)         Series 1999-1 Information for the Last Three Distribution Dates

           1)       Gross Yield

                    a)       03/15/04                      8.51%
                    b)       02/17/04                      9.07%
                    c)       01/15/04                     10.81%

           2)       Net Loss Rate

                    a)       03/15/04                      3.65%
                    b)       02/17/04                      4.27%
                    c)       01/15/04                      4.55%

           3)       Net Spread (Portfolio Yield Minus Base Rate)

                    a)       03/15/04                      1.67%
                    b)       02/17/04                      1.27%
                    c)       01/15/04                      2.61%

                    Three Month Average                    1.85%

           4)       Monthly Payment Rate

                    a)       03/15/04                      8.85%
                    b)       02/17/04                      8.78%
                    c)       01/15/04                      9.21%



                              CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                              By: _________________________________
                              Name:  Patricia Garvey
                              Title: Vice President

                               MONTHLY STATEMENT
                 _____________________________________________

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 2000-1
                 _____________________________________________


         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and supplemented, the "Agreement"), as supplemented by the Series 2000-1 Supplement dated as of February 1, 2000 (as amended and restated on February 5, 2002, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York, as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-1 Certificates with respect to the Distribution Date occurring on March 15, 2004,and with respect to the performance of the Trust during the month of February is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)          Information Regarding the Current Monthly Distribution for the Series 2000-1
            Class A Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

            (1)     The total amount distributed to Class A Certificateholders
                    per $1,000 original certificate principal amount                                                      $6.241667

            (2)     The amount set forth in A(1) above distributed to Class A
                    Certificateholders with respect to interest per $1,000 original
                    certificate principal amount                                                                          $6.241667

            (3)     The amount set forth in A(1) above distributed to Class A Certificateholders
                    with respect to principal per $1,000 original certificate principal amount                            $0.000000

            (4)     The total amount distributed to Class B Certificateholders
                    per $1,000 original certificate principal amount                                                      $1.180785

            (5)     The amount set forth in A(4) above distributed to Class B Certificateholders
                    with respect to interest per $1,000 original certificate principal amount                             $1.180785

            (6)     The amount set forth in A(4) above distributed to Class B Certificateholders
                    with respect to principal per $1,000 original certificate principal amount                            $0.000000

B)          Information Regarding the Performance of the Trust

            (1)     Allocation of Receivables Collections to the Series 2000-1 Certificates

                    (a)    The aggregate amount of Finance Charge Receivables collected during the
                           Monthly Period immediately preceding the Distribution Date                                $64,825,837.53

                    (b)    The aggregate amount of Interchange collected and allocated to the Trust
                           for the Monthly Period immediately preceding the Distribution Date                         $4,647,741.29

                       _________________________________

                        Series 2000-1 Monthly Statement
                        March 15, 2004 Distribution Date
                       _________________________________

                    (c)    The aggregate amount of Principal Receivables collected during the
                           Monthly Period immediately preceding the Distribution Date                               $425,364,455.53

                    (d)    The Floating Allocation Percentage with respect to the Series 2000-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                              9.797173%

                    (e)    The Principal Allocation Percentage with respect to the Series 2000-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                             9.797173%

                    (f)    The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 2000-1 Certificates for the Monthly Period immediately preceding the
                           Distribution Date                                                                          $6,806,446.94

                    (g)    The Principal Receivables collected and allocated to the Series 2000-1 Certificates
                           for the Monthly Period immediately preceding the Distribution Date                        $41,673,693.01

            (2)     Available Finance Charge Collections and Reallocated Principal Collections for Series 2000-1
                    for the Monthly Period immediately preceding the Distribution Date.

                    (a)    The Finance Charge Receivables and Interchange collected and allocated to the
                           Series 2000-1 Certificates                                                                 $6,806,446.94

                    (b)    Collection Account and Special Funding Account investment earnings
                           allocated to the Series 2000-1 Certificates                                                        $0.00

                    (c)    Principal Funding Account Investment Proceeds                                                      $0.00

                    (d)    Class A Reserve Draw Amount                                                                        $0.00

                    (e)    Class B Reserve Draw Amount                                                                        $0.00

                    (f)    Additional Finance Charges from other Series allocated to the
                           Series 2000-1 Certificates                                                                   $252,475.60

                    (g)    Payments, if any, on deposit as of the Determination Date received
                           from any Interest Rate Protection Agreements                                                       $0.00

                    (h)    Reallocated Class D Principal Collections                                                          $0.00

                    (i)    Reallocated Collateral Principal Collections                                                       $0.00

                    (j)    Reallocated Class B Principal Collections                                                          $0.00

                    (k)    Total Available Finance Charge Collections and Reallocated Principal
                           Collections for Series 2000-1 (total of (a), (b), (c), (d), (e), (f),
                           (g), (h), (i) and (j) above)                                                               $7,058,922.54

            (3)     Available Principal Collections for Series 2000-1 for the Monthly
                    Period immediately preceding the Distribution Date

                    (a)    The Principal Receivables collected and allocated to the
                           Series 2000-1 Certificates                                                                $41,673,693.01

                       _________________________________

                        Series 2000-1 Monthly Statement
                        March 15, 2004 Distribution Date
                       _________________________________


                    (b)    Shared Principal Collections from other Series allocated to the
                           Series 2000-1 Certificates                                                                         $0.00

                    (c)    Additional amounts to be treated as Available Principal Collections
                           pursuant to the Series Supplement                                                          $3,325,662.48

                    (d)    Reallocated Class D Principal Collections                                                          $0.00

                    (e)    Reallocated Collateral Principal Collections                                                       $0.00

                    (f)    Reallocated Class B Principal Collections                                                          $0.00

                    (g)    Available Principal Collections for Series 2000-1 (total of (a), (b)
                           and (c) minus (d), (e) and (f) above)                                                     $44,999,355.49

            (4)     Delinquent Balances in the Trust

                    The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the
                    Distribution Date.

                    (a)    31-60 days                                                                                   $96,391,902
                    (b)    61-90 days                                                                                    66,607,243
                    (c)    91 or more days                                                                              151,180,763
                           --                                                                                          ------------
                    (d)    Total Delinquencies                                                                         $314,179,909

            (5)     Defaulted Amount

                    (a)    The aggregate amount of Defaulted Receivables with respect to the Trust for the
                           Monthly Period immediately preceding the Distribution Date                                $39,615,180.80

                    (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                           during the Monthly Period immediately preceding the Distribution Date                      $5,670,058.41

                    (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date [Defaulted Receivables minus Recoveries]                                $33,945,122.39

                    (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                           Distribution Date allocable to the Series 2000-1 Certificates
                           (the "Series 2000-1 Defaulted Amount")                                                     $3,325,662.48

                    (e)    The Class A Defaulted Amount [Series 2000-1 Defaulted Amount
                           multiplied by the Class A Percentage]                                                      $2,660,529.98

                    (f)    The Class B Defaulted Amount [Series 2000-1 Defaulted Amount
                           multiplied by the Class B Percentage]                                                        $299,309.62

                       _________________________________

                        Series 2000-1 Monthly Statement
                        March 15, 2004 Distribution Date
                       _________________________________


            (6)     Class A Charge-Offs

                    (a)    The excess, if any, of the Class A Defaulted Amount over the sum of
                           (i) Available Finance Charge Collections applied to such Class A
                           Defaulted Amount, (ii) Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the
                           Class D Invested Amount has been reduced in respect of such Class A
                           Defaulted Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect
                           of such Class A Defaulted Amount (a "Class A Charge-Off")                                          $0.00

                    (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A
                           Certificateholder's investment)                                                                $0.000000

                    (c)    The total amount reimbursed on the Distribution Date in respect of  Class A
                           Charge-Offs for prior Distribution  Dates                                                          $0.00

                    (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                           amount of each Class A Certificateholder's investment)                                        $0.0000000

                    (e)    The amount, if any, by which the outstanding principal balance of the Class A
                           Certificates exceeds the Class A Invested Amount if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on
                           such Distribution Date                                                                             $0.00

            (7)     Class B Charge-Offs

                    (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i) Available
                           Finance Charge Collections applied to such Class B Defaulted Amount,
                           (ii) Reallocated Class D Principal Collections applied to such Class B Defaulted
                           Amount, (iii) Reallocated Collateral Principal Collections applied to such Class B
                           Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral Invested Amount has been reduced in respect of such
                           Class B Defaulted Amount                                                                           $0.00

                    (b)    The amount by which the Class B Invested Amount has been reduced on the Distribution
                           Date in respect of Reallocated Class B Principal Collections                                       $0.00

                    (c)    The amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date in respect of item 6(a) (together with item 7(a),
                           "Class B Charge-Offs")                                                                             $0.00

                    (d)    The total amount by which the Class B Invested Amount has been reduced on the
                           Distribution Date as set forth in items 7(a), (b) and ( c)                                         $0.00

                       _________________________________

                        Series 2000-1 Monthly Statement
                        March 15, 2004 Distribution Date
                       _________________________________


                    (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                           amount of each Class B Certificateholder's investment)                                         $0.000000

                    (f)    The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Class B Invested Amount on prior Distribution Dates                              $0.00

                    (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the
                           amount of each Class B Certificateholder's investment)                                         $0.000000

                    (h)    The amount, if any, by which the outstanding principal balance of the Class B
                           Certificates exceeds the Class B Invested Amount if any, as of the Distribution
                           Date, after giving effect to all deposits, withdrawals and distributions on
                           such Distribution Date                                                                             $0.00

            (8)     Reductions in the Collateral Interest

                    (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of
                           (i) Available Finance Charge Collections applied to such Collateral Defaulted Amount,
                           (ii) Reallocated Class D Principal Collections applied to such Collateral
                           Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been
                           reduced in respect of such Collateral Defaulted Amount                                             $0.00

                    (b)    The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Collateral Principal Collections                       $0.00

                    (c)    The amount by which the Collateral Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a) and 7(a) above                                          $0.00

                    (d)    The total amount by which the Collateral Invested Amount has been reduced
                           on the Distribution Date as set forth in items 8(a), (b) and ( c)                                  $0.00

                    (e)    The total amount reimbursed on the Distribution Date in respect of reductions in the
                           Collateral Invested Amount on prior Distribution Dates                                             $0.00

                    (f)    The amount, if any, by which the outstanding principal balance of the
                           Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits, withdrawals and
                           distributions on the Distribution Date                                                             $0.00

            (9)     Reductions in the Class D Interest

                    (a)    The excess, if any, of the Class D Defaulted Amount over Available Finance Charge
                           Collections applied to such Class D Defaulted Amount                                               $0.00

                    (b)    The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of Reallocated Principal Collections                                  $0.00

                       _________________________________

                        Series 2000-1 Monthly Statement
                        March 15, 2004 Distribution Date
                       _________________________________


                    (c)    The amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                                   $0.00

                    (d)    The total amount by which the Class D Invested Amount has been reduced on the
                           Distribution Date as set forth in items 9(a), (b) and (c )                                        $0.00

                    (e)    The total amount reimbursed on the Distribution Date in respect of
                           reductions in the Class D Invested Amount on prior Distribution Dates                        $101,520.00

                    (f)    The amount, if any, by which the outstanding principal balance of the
                           Class D Interest exceeds the Class D Invested Amount, if any, as of the
                           Distribution Date, after giving effect to all deposits,
                           withdrawals and distributions on the Distribution Date                                             $0.00

            (10)    Investor Monthly Servicing Fee

                    (a)    The amount of the Series 2000-1 Monthly Servicing Fee payable to the
                           Servicer on the Distribution Date                                                            $765,625.00

            (11)    Class A Monthly Interest

                    (a)    Class A Monthly Interest payable on the Distribution Date                                  $2,621,500.00

            (12)    Class B Monthly Interest

                    (a)    Class B Monthly Interest payable on the Distribution Date                                     $55,792.09

            (13)    Principal Funding Account Amount

                    (a)    The amount on deposit in the Principal Funding Account on the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date                                                                                  $0.00

                    (b)    Deposits to the Principal Funding Account are currently
                           scheduled to commence on the Distribution Date occurring in March 2004
                           (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series Supplement.)

            (14)    Deficit Controlled Accumulation Amount

                    The Deficit Controlled Accumulation Amount for the Distribution Date, after giving
                    effect to all deposits, withdrawals and distributions on such Distribution Date                           $0.00

            (15)    Class A Reserve Account

                    (a)    The amount on deposit in the Class A Reserve Account on the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                            $2,100,000.00

                    (b)    The Class A Required Reserve Account Amount                                                $2,100,000.00


                       _________________________________

                        Series 2000-1 Monthly Statement
                        March 15, 2004 Distribution Date
                       _________________________________

            (16)    Class B Reserve Account

                    (a)    The amount on deposit in the Class B Reserve Account on the Distribution Date,
                           after giving effect to all deposits, withdrawals and distributions on such
                           Distribution Date and the related Transfer Date                                              $118,125.00

                    (b)    The Class B Required Reserve Account Amount                                                  $118,125.00

C)          Class A Invested Amount

            (1)     The Class A Initial Invested Amount                                                             $420,000,000.00

            (2)     The Class A Invested Amount on the Distribution Date, after giving effect to all
                    deposits, withdrawals and distributions on such Distribution Date                               $420,000,000.00

            (3)     The Pool Factor for the Distribution Date (which represents the ratio of the
                    Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the Class A
                    Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the
                    original denomination of the Class A Certificateholder's Certificate by the Pool Factor                1.000000

D)          Class B Invested Amount

            (1)     The Class B Initial Invested Amount                                                              $47,250,000.00

            (2)     The Class B Invested Amount on the Distribution Date, after giving effect to all
                    deposits, withdrawals and distributions on such Distribution  Date                               $47,250,000.00

            (3)     The Pool Factor for the Distribution Date (which represents the ratio of the
                    Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                    Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the
                    original denomination of the Class B Certificateholder''s Certificate by the Pool Factor               1.000000

E)          Collateral Invested Amount

            (1)     The Collateral Initial Invested Amount                                                           $42,000,000.00

            (2)     The Collateral Invested Amount on the Distribution Date, after giving effect to all deposits,
                    withdrawals and distributions on such Distribution Date                                          $42,000,000.00

            (3)     The Collateral Invested Amount as a percentage of the Invested Amount on such
                    Distribution Date                                                                                         8.00%

F)          Class D Invested Amount

            (1)     The Class D Initial Invested Amount                                                              $15,750,000.00

                       _________________________________

                        Series 2000-1 Monthly Statement
                        March 15, 2004 Distribution Date
                       _________________________________


            (2)     The Class D Invested Amount on the Distribution Date, after giving effect to all
                    deposits, withdrawals and distributions on such Distribution Date                                $15,750,000.00

            (3)     The Class D Invested Amount as a percentage of the Invested Amount on such
                    Distribution Date                                                                                         3.00%

G)          Receivables Balances

            (1)     The aggregate amount of Principal Receivables in the Trust at the close of
                    business on the last day of the immediately preceding Monthly Period                             $5,260,953,322

            (2)     The aggregate amount of Finance Charge Receivables in the Trust at the close of
                    business on the last day of the immediately preceding Monthly Period                               $229,292,087

H)          Annualized Percentages

            (1)     The Gross Yield (Available Finance Charge Collections for the Series 2000-1 Certificates
                    for the preceding Monthly Period (excluding payments received from Interest
                    Rate Protection Agreements) divided by the Invested Amount of the Series 2000-1
                    Certificates as of the last day of the next preceding Monthly Period, multiplied by 366 divided by number of days in the calendar month.)  Effective
                    November 2002 monthly period.                                                                            16.97%

            (2)     The Net Loss Rate (the Series 2000-1 Defaulted Amount for the preceding Monthly Period divided by the Invested Amount of the Series 2000-1 Certificates as of the last
                    day of the next preceding Monthly Period, multiplied by 12)                                               7.60%

            (3)     The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series 2000-1
                    Certificates for the preceding Monthly Period)                                                            9.37%

            (4)     The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed
                    Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of the Series 2000-1
                    Certificates as of the last day of the next preceding Monthly Period, multiplied by 12)                   8.28%

            (5)     The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-1
                    Certificates for the preceding Monthly Period)                                                            1.09%

            (6)     The Monthly Payment Rate (Collections of Principal Receivables and Finance
                    Charge Receivables with respect to all Receivables in the Trust for the preceding
                    Monthly Period divided by the amount of Receivables in the Trust as of the
                    last day of the next preceding Monthly Period)                                                            8.85%

I)          Series 2000-1 Information for the Last Three Distribution Dates

            1)      Gross Yield

                    a)      03/15/04                16.97%
                    b)      02/17/04                15.45%
                    c)      01/15/04                16.82%

                       _________________________________

                        Series 2000-1 Monthly Statement
                        March 15, 2004 Distribution Date
                       _________________________________


            2)      Net Loss Rate

                    a)      03/15/04                7.60%
                    b)      02/17/04                7.84%
                    c)      01/15/04                7.46%

            3)      Net Spread (Portfolio Yield Minus Base Rate)

                    a)      03/15/04                1.09%
                    b)      02/17/04                -0.74%
                    c)      01/15/04                1.02%

                    Three Month Average             0.46%

            4)      Monthly Payment Rate

                    a)      03/15/04                8.85%
                    b)      02/17/04                8.78%
                    c)      01/15/04                9.21%



                                CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION Servicer


                                By: _________________________________
                                Name:  Patricia Garvey
                                Title: Vice President

                               MONTHLY STATEMENT
                 _____________________________________________

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 SERIES 2000-2
                 _____________________________________________

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-2 Supplement dated as of August 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC as Transferor, Chase Manhattan Bank USA, National Association as Servicer, and The Bank of New York as Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-2 Certificates with respect to the Distribution Date occurring on March 15, 2004 and with respect to the performance of the Trust during the month of February is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)        Information Regarding the Current Monthly Distribution for the Series 2000-2 Class A
          Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

          (1)      The total amount distributed to Class A Certificateholders per $1,000 original
                   certificate principal amount                                                                          $0.948285

          (2)      The amount set forth in A(1) above distributed to Class A Certificateholders
                   with respect to interest per $1,000 original certificate principal amount                             $0.948285

          (3)      The amount set forth in A(1) above distributed to Class A Certificateholders
                   with respect to principal per $1,000 original certificate principal amount                             $0.000000

          (4)      The total amount distributed to Class B Certificateholders per $1,000 original
                   certificate principal amount                                                                          $1.203285

          (5)      The amount set forth in A(4) above distributed to Class B Certificateholders
                   with respect to interest per $1,000 original certificate principal amount                              $1.203285

          (6)      The amount set forth in A(4) above distributed to Class B Certificateholders
                   with respect to principal per $1,000 original certificate principal amount                             $0.000000

B)        Information Regarding the Performance of the Trust

          (1)      Allocation of Receivables Collections to the Series 2000-2 Certificates

                   (a)    The aggregate amount of Finance Charge Receivables collected during the
                          Monthly Period immediately preceding the Distribution Date                                 $64,825,837.53


                     ______________________________________

                        Series 2000-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________

                   (b)    The aggregate amount of Interchange collected and allocated to the Trust
                          for the Monthly Period immediately preceding the Distribution Date                          $4,647,741.29

                   (c)    The aggregate amount of Principal Receivables collected during the
                          Monthly Period immediately preceding the Distribution Date                                $425,364,455.53

                   (d)    The Floating Allocation Percentage with respect to the Series 2000-2
                          Certificates for the Monthly Period immediately preceding the
                          Distribution Date                                                                              10.801150%

                   (e)    The Principal Allocation Percentage with respect to the Series 2000-2
                          Certificates for the Monthly Period immediately preceding the
                          Distribution Date                                                                              10.801150%

                   (f)    The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-2 Certificates for the Monthly Period immediately
                          preceding the Distribution Date                                                             $7,503,945.69

                   (g)    The Principal Receivables collected and allocated to the Series 2000-2
                          Certificates for the Monthly Period immediately preceding the
                          Distribution Date                                                                          $45,944,254.31

          (2)      Available Finance Charge Collections and Reallocated Principal Collections for
                   Series 2000-2 for the Monthly Period immediately preceding the Distribution Date.

                   (a)    The Finance Charge Receivables and Interchange collected and allocated
                          to the Series 2000-2 Certificates                                                           $7,503,945.69

                   (b)    Collection Account and Special Funding Account investment earnings
                          allocated to the Series 2000-2 Certificates                                                         $0.00

                   (c)    Principal Funding Account Investment Proceeds                                                       $0.00

                   (d)    Class A Reserve Draw Amount                                                                         $0.00

                   (e)    Class B Reserve Draw Amount                                                                         $0.00

                   (f)    Additional Finance Charges from other Series allocated to the Series
                          2000-2 Certificates                                                                         $1,472,851.08

                   (g)    Payments, if any, on deposit as of the Determination Date received from
                          any Interest Rate Protection Agreements                                                             $0.00

                   (h)    Reallocated Class D Principal Collections                                                           $0.00

                   (i)    Reallocated Collateral Principal Collections                                                        $0.00


                     ______________________________________

                        Series 2000-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________


                   (j)    Reallocated Class B Principal Collections                                                           $0.00

                   (k)    Total Available Finance Charge Collections and Reallocated Principal
                          Collections for Series 2000-2 (total of (a), (b), (c), (d), (e), (f),
                          (g), (h), (i) and (j) above)                                                                 $8,976,796.77

          (3)      Available Principal Collections for Series 2000-2 for the Monthly Period
                   immediately preceding the Distribution Date

                   (a)    The Principal Receivables collected and allocated to the Series 2000-2
                          Certificates                                                                               $45,944,254.31

                   (b)    Shared Principal Collections from other Series allocated to the Series
                          2000-2 Certificates                                                                                 $0.00

                   (c)    Additional amounts to be treated as Available Principal Collections
                          pursuant to the Series Supplement                                                           $3,666,463.70

                   (d)    Reallocated Class D Principal Collections                                                           $0.00

                   (e)    Reallocated Collateral Principal Collections                                                        $0.00

                   (f)    Reallocated Class B Principal Collections                                                           $0.00

                   (g)    Available Principal Collections for Series 2000-2 (total of (a), (b) and
                          ( c) minus (d), (e) and (f) above)                                                         $49,610,718.01

          (4)      Delinquent Balances in the Trust

                   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                   (a)    31-60 days                                                                                    $96,391,902
                   (b)    61-90 days                                                                                     66,607,243
                   (c)    91 or more days                                                                               151,180,763
                          --                                                                                           ------------
                   (d)    Total Delinquencies                                                                          $314,179,909

          (5)      Defaulted Amount

                   (a)    The aggregate amount of Defaulted Receivables with respect to the Trust
                          for the Monthly Period immediately preceding the Distribution Date                         $39,615,180.80

                   (b)    The aggregate Amount of Recoveries of Defaulted Receivables processed
                          during the Monthly Period immediately preceding the Distribution Date                       $5,670,058.41

                     ______________________________________

                         Series 2000-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________


                   (c)    The Defaulted Amount for the Monthly Period immediately preceding the
                          Distribution Date [Defaulted Receivables minus Recoveries]                                 $33,945,122.39

                   (d)    The Defaulted Amount for the Monthly Period immediately preceding the
                          Distribution Date allocable to the Series 2000-2 Certificates (the
                          "Series 2000-2 Defaulted Amount")                                                           $3,666,463.70

                   (e)    The Class A Defaulted Amount [Series 2000-2 Defaulted Amount multiplied
                          by the Class A Percentage]                                                                  $2,850,567.84

                   (f)    The Class B Defaulted Amount [Series 2000-2 Defaulted Amount multiplied
                          by the Class B Percentage]                                                                    $375,641.50

          (6)      Class A Charge-Offs

                   (a)    The excess, if any, of the Class A Defaulted Amount over the sum of
                          (i) Available Finance Charge Collections applied to such Class A
                          Defaulted Amount, (ii) Reallocated Principal Collections applied to such
                          Class A Defaulted Amount, (iii) the amount by which the Class D invested
                          Amount has been reduced in respect of such Class A Defaulted Amount,
                          (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted  Amount and (v) the amount by which the Class B Invested Amount has been reduced in respect of such Class A
                          Defaulted Amount (a"Class A Charge-Off")                                                            $0.00

                   (b)    The amount of the Class A Charge-Off set forth in item 6(a) above, per
                          $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A Certificateholder's
                          investment)                                                                                     $0.000000

                   (c)    The total amount reimbursed on the Distribution Date in respect of
                          Class A Charge-Offs for prior Distribution  Dates                                                   $0.00

                   (d)    The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                          the amount of each Class A Certificateholder's investment)                                      $0.000000

                   (e)    The amount, if any, by which the outstanding principal balance of the
                          Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                          and distributions on such Distribution Date                                                         $0.00

                     ______________________________________

                        Series 2000-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________

          (7)      Class B Charge-Offs

                   (a)    The excess, if any, of the Class B Defaulted Amount over the sum of (i)
                          Available Finance Charge Collections applied to such Class B Defaulted
                          Amount, (ii) Reallocated Class D Principal Collections applied to such
                          Class B Defaulted Amount, (iii) Reallocated Collateral Principal
                          Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such
                          Class B Defaulted Amount and (v) the amount by which the Collateral
                          Invested Amount has been reduced in respect of such Class B Defaulted
                          Amount                                                                                              $0.00

                   (b)    The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Class B Principal Collections                           $0.00

                   (c)    The amount by which the Class B Invested Amount has been reduced on the
                          Distribution Date in respect of item 6(a) (together with item 7(a),
                          "Class B Charge-Offs")                                                                              $0.00

                   (d)    The total amount by which the Class B Invested Amount has been reduced
                          on the Distribution Date as set forth in items 7(a), (b) and ( c)                                  $0.00

                   (e)    The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the
                          amount of each Class B Certificateholder's investment)                                          $0.000000

                   (f)    The total amount reimbursed on the Distribution Date in respect of
                          reductions in the Class B Invested Amount on prior Distribution Dates                              $0.00

                   (g)    The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata,
                          the amount of each Class B Certificateholder's investment)                                      $0.000000

                   (h)    The amount, if any, by which the outstanding principal balance of the
                          Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits, withdrawals
                          and distributions on such Distribution Date                                                        $0.00

          (8)      Reductions in the Collateral Interest

                   (a)    The excess, if any, of the Collateral Defaulted Amount over the sum of
                          (i) Available Finance Charge Collections applied to such Collateral
                          Defaulted Amount, (ii) Reallocated Class D Principal Collections applied to such Collateral Defaulted Amount and (iii) the amount by which the
                          Class D Invested Amount has been reduced in respect of such Collateral
                          Defaulted Amount                                                                                   $0.00

                     ______________________________________

                        Series 2000-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________


                   (b)    The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                          Collections                                                                                         $0.00

                   (c)    The amount by which the Collateral Invested Amount has been reduced on
                          the Distribution Date in respect of items 6(a) and 7(a) above                                       $0.00

                   (d)    The total amount by which the Collateral Invested Amount has been
                          reduced on the Distribution Date as set forth in items 8(a), (b) and (c)                            $0.00

                   (e)    The total amount reimbursed on the Distribution Date in respect of
                          reductions in the Collateral Invested Amount on prior Distribution Dates                            $0.00

                   (f)    The amount, if any, by which the outstanding principal balance of the
                          Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                          withdrawals and distributions on the Distribution Date                                              $0.00

          (9)      Reductions in the Class D Interest

                   (a)    The excess, if any, of the Class D Defaulted Amount over Available
                          Finance Charge Collections applied to such Class D Defaulted Amount                                 $0.00

                   (b)    The amount by which the Class D Invested Amount has been reduced on the
                          Distribution Date in respect of Reallocated Principal Collections                                   $0.00

                   (c)    The amount by which the Class D Invested Amount has been reduced on the
                          Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                                    $0.00

                   (d)    The total amount by which the Class D Invested Amount has been reduced
                          on the Distribution Date as set forth in items 9(a), (b) and (c )                                  $0.00

                   (e)    The total amount reimbursed on the Distribution Date in respect of
                          reductions in the Class D Invested Amount on prior Distribution Dates                               $0.00

                   (f)    The amount, if any, by which the outstanding principal balance of the
                          Class D Interest exceeds the Class D Invested Amount, if any, as of the
                          Distribution Date, after giving effect to all deposits, withdrawals and
                          distributions on the Distribution Date                                                             $0.00

          (10)     Investor Monthly Servicing Fee

                   (a)    The amount of the Series 2000-2 Monthly Servicing Fee payable to the
                          Servicer on the Distribution Date                                                             $844,083.33

                     ______________________________________

                        Series 2000-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________


          (11)     Class A Monthly Interest

                   (a)    Class A Monthly Interest payable on the Distribution Date                                     $426,728.25

          (12)     Class B Monthly Interest

                   (a)    Class B Monthly Interest payable on the Distribution Date                                      $71,354.80

          (13)     Principal Funding Account Amount

                   (a)    The amount on deposit in the Principal Funding Account on the
                          Distribution Date, after giving effect to all deposits, withdrawals and
                          distributions on such Distribution Date                                                             $0.00

                   (b)    Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in August 2004 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                          Supplement.)


          (14)     Deficit Controlled Accumulation Amount

                          The Deficit Controlled Accumulation Amount for the Distribution Date,
                          after giving effect to all deposits, withdrawals and distributions on
                          such Distribution Date                                                                              $0.00

          (15)     Class A Reserve Account

                   (a)    The amount on deposit in the Class A Reserve Account on the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions
                          on such Distribution Date and the related Transfer Date                                             $0.00

                   (b)    The Class A Required Reserve Account Amount                                                         $0.00

          (16)     Class B Reserve Account

                   (a)    The amount on deposit in the Class B Reserve Account on the Distribution
                          Date, after giving effect to all deposits, withdrawals and distributions
                          on such Distribution Date and the related Transfer Date                                            $0.00

                   (b)    The Class B Required Reserve Account Amount                                                        $0.00

C)        Class A Invested Amount

          (1)      The Class A Initial Invested Amount                                                             $450,000,000.00

                     ______________________________________

                        Series 2000-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________


          (2)      The Class A Invested Amount on the Distribution Date, after giving effect to
                   all deposits, withdrawals and distributions on such Distribution Date                            $450,000,000.00

          (3)      The Pool Factor for the Distribution Date (which represents the ratio of the
                   Class A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                   Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                   Pool Factor                                                                                             1.000000

D)        Class B Invested Amount

          (1)      The Class B Initial Invested Amount                                                               $59,300,000.00

          (2)      The Class B Invested Amount on the Distribution Date, after giving effect to
                   all deposits, withdrawals and distributions on such Distribution  Date                            $59,300,000.00

          (3)      The Pool Factor for the Distribution Date (which represents the ratio of the Class B
                   Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                   Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by the
                   Pool
                   Factor.                                                                                                 1.000000

E)        Collateral Invested Amount

          (1)      The Collateral Initial Invested Amount                                                            $49,200,000.00

          (2)      The Collateral Invested Amount on the Distribution Date, after giving effect to
                   all deposits, withdrawals and distributions on such Distribution Date                             $49,200,000.00

          (3)      The Collateral Invested Amount as a percentage of the Invested Amount on such
                   Distribution Date                                                                                          8.50%

F)        Class D Invested Amount

          (1)      The Class D Initial Invested Amount                                                               $20,300,000.00

          (2)      The Class D Invested Amount on the Distribution Date, after giving effect to
                   all deposits, withdrawals and distributions on such Distribution Date                             $20,300,000.00

          (3)      The Class D Invested Amount as a percentage of the Invested Amount on such
                   Distribution Date                                                                                          3.51%


                     ______________________________________

                        Series 2000-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________

G)        Receivables Balances

          (1)      The aggregate amount of Principal Receivables in the Trust at the close of
                   business on the last day of the immediately preceding Monthly Period                              $5,260,953,322

          (2)      The aggregate amount of Finance Charge Receivables in the Trust at the close of
                   business on the last day of the immediately preceding Monthly Period                                $229,292,087

H)        Annualized Percentages

          (1)      The Gross Yield (Available Finance Charge Collections for the Series 2000-2
                   Certificates for the preceding Monthly Period (excluding payments received from
                   Interest Rate Protection Agreements) divided by the Invested Amount of the
                   Series 2000-2 Certificates as of the last day of the next preceding Monthly
                   Period, multiplied by 366 divided by the number of days in the calendar month)
                   Effective November 2002 monthly period.                                                                   19.57%

          (2)      The Net Loss Rate (the Series 2000-2 Defaulted Amount for the preceding Monthly
                   Period divided by the Invested Amount of the Series 2000-2 Certificates as of
                   the last day of the next preceding Monthly Period, multiplied by 12)                                       7.60%

          (3)      The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                   2000-2 Certificates for the preceding Monthly Period)                                                     11.97%

          (4)      The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount of
                   the Series 2000-2 Certificates as of the last day of the next preceding Monthly
                   multiplied by 12)                                                                                          3.71%

          (5)      The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-2
                   Certificates for the preceding Monthly Period)                                                             8.26%

          (6)      The Monthly Payment Rate (Collections of Principal Receivables and Finance
                   Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as
                   of the last day of the next preceding Monthly Period)                                                      8.85%


I)        Series 2000-2 Information for the Last Three Distribution Dates

          1)       Gross Yield

                   a)      03/15/04                               19.57%
                   b)      02/17/04                               15.73%
                   c)      01/15/04                               16.82%


                     ______________________________________

                        Series 2000-2 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________


          2)       Net Loss Rate

                   a)      03/15/04                               7.60%
                   b)      02/17/04                               7.84%
                   c)      01/15/04                               7.46%

          3)       Net Spread (Portfolio Yield Minus Base Rate)

                   a)      03/15/04                               8.26%
                   b)      02/17/04                               3.94%
                   c)      01/15/04                               5.43%

                   Three Month Average                            5.88%

          4)       Monthly Payment Rate

                   a)      03/15/04                               8.85%
                   b)      02/17/04                               8.78%
                   c)      01/15/04                               9.21%


                                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION, Servicer


                                 By: _____________________________
                                 Name:          Patricia Garvey
                                 Title:         Vice President

                               MONTHLY STATEMENT
                 _____________________________________________

       CHASE USA MASTER TRUST (FORMERLY KNOWN AS PROVIDIAN MASTER TRUST)
                                 Series 2000-3
                 _____________________________________________

         Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1993 (as amended and restated on February 5, 2002, the "Agreement"), as supplemented by the Series 2000-3 Supplement dated as of November 1, 2000 (as amended and supplemented, the "Series Supplement"), between Card Acquisition Funding LLC, Transferor, Chase Manhattan Bank USA, National Association, Servicer, and The Bank of New York, Trustee, Chase Manhattan Bank USA, National Association as Servicer is required to prepare certain information each month regarding current distributions to Class A Certificateholders, Class B Certificateholders, Collateral Interest Holder and the Class D Interest Holder and the performance of the Chase USA Master Trust (the "Trust") during the previous month. The information which is required to be prepared for the Series 2000-3 Certificates with respect to the Distribution Date occurring on March 15, 2004 and with respect to the performance of the Trust during the month of February is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or Series Supplement, as applicable.

A)          Information Regarding the Current Monthly Distribution for the Series 2000-3 Class A
            Certificates and Class B Certificates (stated on the basis of $1,000 original certificate principal amount)

            (1)     The total amount distributed to Class A Certificateholders per $1,000 original
                    certificate principal amount                                                                          $0.000000

            (2)     The amount set forth in A(1) above distributed to Class A Certificateholders
                    with respect to interest per $1,000 original certificate principal amount                             $0.000000

            (3)     The amount set forth in A(1) above distributed to Class A Certificateholders
                    with respect to principal per $1,000 original certificate principal amount                            $0.000000

            (4)     The total amount distributed to Class B Certificateholders per $1,000 original
                    certificate principal amount                                                                          $0.000000

            (5)     The amount set forth in A(4) above distributed to Class B Certificateholders
                    with respect to interest per $1,000 original certificate principal amount                             $0.000000

            (6)     The amount set forth in A(4) above distributed to Class B Certificateholders
                    with respect to principal per $1,000 original certificate principal amount                            $0.000000

B)          Information Regarding the Performance of the Trust

            (1)     Allocation of Receivables Collections to the Series 2000-3 Certificates

                    (a)     The aggregate amount of Finance Charge Receivables collected during
                            the Monthly Period immediately preceding the Distribution Date                           $64,825,837.53

                    (b)     The aggregate amount of Interchange collected and allocated to the Trust
                            for the Monthly Period immediately preceding the Distribution Date                        $4,647,741.29

                    (c)     The aggregate amount of Principal Receivables collected during the
                            Monthly Period immediately preceding the Distribution Date                              $425,364,455.53

                     ______________________________________

                        Series 2000-3 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________

                    (d)     The Floating Allocation Percentage with respect to the Series 2000-3
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                             1.567548%

                    (e)     The Principal Allocation Percentage with respect to the Series 2000-3
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                            13.062898%

                    (f)     The Finance Charge Receivables and Interchange collected and allocated to the Series 2000-3 Certificates for the Monthly Period immediately
                            preceding the Distribution Date                                                           $1,089,031.51

                    (g)     The Principal Receivables collected and allocated to the Series 2000-3
                            Certificates for the Monthly Period immediately preceding the
                            Distribution Date                                                                        $55,564,924.01

            (2)     Available Finance Charge Collections and Reallocated Principal Collections for
                    Series 2000-3 for the Monthly Period immediately preceding the Distribution Date.

                    (a)     The Finance Charge Receivables and Interchange collected and allocated
                            to the Series 2000-3 Certificates                                                         $1,089,031.51

                    (b)     Collection Account and Special Funding Account investment earnings
                            allocated to the Series 2000-3 Certificates                                                       $0.00

                    (c)     Principal Funding Account Investment Proceeds                                                     $8.30

                    (d)     Class A Reserve Draw Amount                                                                       $0.00

                    (e)     Class B Reserve Draw Amount                                                                       $0.00

                    (f)     Additional Finance Charges from other Series allocated to the Series
                            2000-3 Certificates                                                                               $0.00

                    (g)     Payments, if any, on deposit as of the Determination Date received
                            from any Interest Rate Protection Agreements                                                      $0.00

                    (h)     Reallocated Class D Principal Collections                                                         $0.00

                    (i)     Reallocated Collateral Principal Collections                                                      $0.00

                    (j)     Reallocated Class B Principal Collections                                                         $0.00

                    (k)     Total Available Finance Charge Collections and Reallocated Principal
                            Collections for Series 2000-3 (total of (a), (b), (c), (d), (e), (f),
                            (g), (h), (i) and (j) above)                                                              $1,089,039.81

            (3)     Available Principal Collections for Series 2000-3 for the Monthly Period
                    immediately preceding the Distribution Date

                    (a)     The Principal Receivables collected and allocated to the Series 2000-3
                            Certificates                                                                             $55,564,924.01

                     ______________________________________

                        Series 2000-3 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________


                    (b)     Shared Principal Collections from other Series allocated to the Series
                            2000-3 Certificates                                                                      $27,902,970.00

                    (c)     Additional amounts to be treated as Available Principal Collections
                            pursuant to the Series Supplement                                                           $532,106.00

                    (d)     Reallocated Class D Principal Collections                                                         $0.00

                    (e)     Reallocated Collateral Principal Collections                                                      $0.00

                    (f)     Reallocated Class B Principal Collections                                                         $0.00

                    (g)     Available Principal Collections for Series 2000-3 (total of (a), (b)
                            and ( c) minus (d), (e) and (f) above)                                                   $84,000,000.01

            (4)     Delinquent Balances in the Trust

                    The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period immediately preceding the Distribution Date.

                    (a)     31-60 days                                                                                  $96,391,902
                    (b)     61-90 days                                                                                   66,607,243
                    (c)     91 or more days                                                                             151,180,763
                            --                                                                                         ------------
                    (d)     Total Delinquencies                                                                        $314,179,909

            (5)     Defaulted Amount

                    (a)     The aggregate amount of Defaulted Receivables with respect to the Trust
                            for the Monthly Period immediately preceding the Distribution Date                       $39,615,180.80

                    (b)     The aggregate Amount of Recoveries of Defaulted Receivables processed
                            during the Monthly Period immediately preceding the Distribution Date                     $5,670,058.41

                    (c)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date [Defaulted Receivables minus Recoveries]                               $33,945,122.39

                    (d)     The Defaulted Amount for the Monthly Period immediately preceding the
                            Distribution Date allocable to the Series 2000-3 Certificates (the
                            "Series 2000-3 Defaulted Amount")                                                           $532,106.00

                    (e)     The Class A Defaulted Amount [Series 2000-3 Defaulted Amount
                            multiplied by the Class A Percentage]                                                             $0.00

                    (f)     The Class B Defaulted Amount [Series 2000-3 Defaulted Amount
                            multiplied by the Class B Percentage]                                                             $0.00

                     ______________________________________

                        Series 2000-3 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________


            (6)     Class A Charge-Offs

                    (a)     The excess, if any, of the Class A Defaulted Amount over the sum of
                            (i) Available Finance Charge Collections applied to such Class A
                            Defaulted Amount, (ii) Reallocated Principal Collections applied to such Class A Defaulted Amount, (iii) the amount by which the Class D
                            Invested Amount has been reduced in respect of such Class A Defaulted
                            Amount, (iv) the amount by which the Collateral Invested Amount has been reduced in respect of such Class A Defaulted Amount and (v) the amount by which the Class B Invested Amount has been reduced in
                            respect of such Class A Defaulted Amount (a "Class A Charge-Off")                                 $0.00

                    (b)     The amount of the Class A Charge-Off set forth in item 6(a) above, per
                            $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Class A
                            Certificateholder's investment)                                                               $0.000000

                    (c)     The total amount reimbursed on the Distribution Date in respect of
                            Class A Charge-Offs for prior Distribution  Dates                                                 $0.00

                    (d)     The amount set forth in item 6(c) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class A Certificateholder's
                            investment)                                                                                   $0.000000

                    (e)     The amount, if any, by which the outstanding principal balance of the
                            Class A Certificates exceeds the Class A Invested Amount if any, as of the Distribution Date, after giving effect to all deposits,
                            withdrawals and distributions on such Distribution Date                                           $0.00

            (7)     Class B Charge-Offs

                    (a)     The excess, if any, of the Class B Defaulted Amount over the sum of
                            (i) Available Finance Charge Collections applied to such Class B Defaulted
                            Amount, (ii) Reallocated Class D Principal Collections applied to such
                            Class B Defaulted Amount, (ii) Reallocated Class D Principal Collections
                            applied to such Class B Defaulted Amount, (iii) Reallocated Collateral
                            Principal Collections applied to such Class B Defaulted Amount, (iv) the amount by which the Class D Invested Amount has been reduced in respect of such Class B Defaulted Amount and (v) the amount by which the Collateral
                            Invested Amount has been reduced in respect of such Class B Defaulted
                            Amount $0.00

                    (b)     The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of Reallocated Class B Principal
                            Collections                                                                                       $0.00

                    (c)     The amount by which the Class B Invested Amount has been reduced on the Distribution Date in respect of item 6(a) (together with item
                            7(a), "Class B Charge-Offs")                                                                      $0.00

                    (d)     The total amount by which the Class B Invested Amount has been reduced
                            on the Distribution Date as set forth in items 7(a), (b) and (c)                                  $0.00

                     ______________________________________

                        Series 2000-3 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________


                    (e)     The amount set forth in item 7(d) above per $1,000 original certificate principal amount (which will have the effect of reducing,
                            pro rata, the amount of each Class B Certificateholder's investment)                          $0.000000

                    (f)     The total amount reimbursed on the Distribution Date in respect of
                            reductions in the Class B Invested Amount on prior Distribution Dates                             $0.00

                    (g)     The amount set forth in item 7(f) above per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Class B Certificateholder's
                            investment)                                                                                   $0.000000

                    (h)     The amount, if any, by which the outstanding principal balance of the
                            Class B Certificates exceeds the Class B Invested Amount if any, as of the Distribution Date, after giving effect to all deposits,
                            withdrawals and distributions on such Distribution Date                                           $0.00

            (8)     Reductions in the Collateral Interest

                    (a)     The excess, if any, of the Collateral Defaulted Amount over the sum of
                            (i) Available Finance Charge Collections applied to such Collateral
                            Defaulted Amount, (ii) Reallocated Class D Principal Collections
                            applied to such Collateral Defaulted Amount and (iii) the amount by which the Class D Invested Amount has been reduced in respect of such
                            Collateral Defaulted Amount                                                                       $0.00

                    (b)     The amount by which the Collateral Invested Amount has been reduced on the Distribution Date in respect of Reallocated Collateral Principal
                            Collections                                                                                       $0.00

                    (c)     The amount by which the Collateral Invested Amount has been reduced on
                            the Distribution Date in respect of items 6(a) and 7(a) above                                     $0.00

                    (d)     The total amount by which the Collateral Invested Amount has been
                            reduced on the Distribution Date as set forth in items 8(a), (b) and (c)                          $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of reductions
                            in the Collateral Invested Amount on prior Distribution Dates                                     $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the
                            Collateral Interest exceeds the Collateral Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                            withdrawals and distributions on the Distribution Date                                            $0.00

            (9)     Reductions in the Class D Interest

                    (a)     The excess, if any, of the Class D Defaulted Amount over Available
                            Finance Charge Collections applied to such Class D Defaulted Amount                               $0.00

                    (b)     The amount by which the Class D Invested Amount has been reduced on
                            the Distribution Date in respect of Reallocated Principal Collections                            $0.00

                     ______________________________________

                        Series 2000-3 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________


                    (c)     The amount by which the Class D Invested Amount has been reduced on
                            the Distribution Date in respect of items 6(a), 7(a) and 8 (a) above                              $0.00

                    (d)     The total amount by which the Class D Invested Amount has been reduced
                            on the Distribution Date as set forth in items 9(a), (b) and (c )                                 $0.00

                    (e)     The total amount reimbursed on the Distribution Date in respect of
                            reductions in the Class D Invested Amount on prior Distribution Dates                             $0.00

                    (f)     The amount, if any, by which the outstanding principal balance of the
                            Class D Interest exceeds the Class D Invested Amount, if any, as of the Distribution Date, after giving effect to all deposits,
                            withdrawals and distributions on the Distribution Date                                            $0.00

            (10)    Investor Monthly Servicing Fee

                    (a)     The amount of the Series 2000-3 Monthly Servicing Fee payable to the
                            Servicer on the Distribution Date                                                           $122,500.00

            (11)    Class A Monthly Interest

                    (a)     Class A Monthly Interest payable on the Distribution Date                                         $0.00

            (12)    Class B Monthly Interest

                    (a)     Class B Monthly Interest payable on the Distribution Date                                        $0.00

            (13)    Principal Funding Account Amount

                    (a)     The amount on deposit in the Principal Funding Account on the
                            Distribution Date, after giving effect to all deposits, withdrawals
                            and distributions on such Distribution Date                                                       $0.00

                    (b)     Deposits to the Principal Funding Account are currently scheduled to commence on the Distribution Date occurring in July 2003 (The initial funding date for the Principal Funding Account may be modified in certain circumstances in accordance with the terms of the Series
                            Supplement.)

            (14)    Deficit Controlled Accumulation Amount

                    The Deficit Controlled Accumulation Amount for the Distribution Date, after giving effect to all deposits, withdrawals and distributions on such
                    Distribution
                    Date                                                                                                      $0.00

            (15)    Class A Reserve Account

                    (a)     The amount on deposit in the Class A Reserve Account on the
                            Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and the related Transfer
                            Date                                                                                              $0.00

                    (b)     The Class A Required Reserve Account Amount                                                       $0.00


                     ______________________________________

                        Series 2000-3 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________

            (16)    Class B Reserve Account

                    (a)     The amount on deposit in the Class B Reserve Account on the
                            Distribution Date, after giving effect to all deposits, withdrawals and distributions on such Distribution Date and the related Transfer
                            Date                                                                                              $0.00

                    (b)     The Class B Required Reserve Account Amount                                                       $0.00

C)          Class A Invested Amount

            (1)     The Class A Initial Invested Amount                                                             $544,250,000.00

            (2)     The Class A Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                                     $0.00

            (3)     The Pool Factor for the Distribution Date (which represents the ratio of the Class
                    A Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class A Invested Amount on such Distribution Date, to the
                    Class A Initial Invested Amount). The amount of a Class A Certificateholder's pro rata share of the Class A Invested Amount can be determined by multiplying the original denomination of the Class A Certificateholder's Certificate by the
                    Pool Factor                                                                                            0.000000

D)          Class B Invested Amount

            (1)     The Class B Initial Invested Amount                                                              $71,750,000.00

            (2)     The Class B Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution  Date                                    $0.00

            (3)     The Pool Factor for the Distribution Date (which represents the ratio of the
                    Class B Invested Amount, as of such Distribution Date, after giving effect to any adjustment in the Class B Invested Amount on such Distribution Date, to the
                    Class B Initial Invested Amount). The amount of a Class B Certificateholder's pro rata share of the Class B Invested Amount can be determined by multiplying the original denomination of the Class B Certificateholder's Certificate by
                    the Pool Factor                                                                                        0.000000


E)          Collateral Invested Amount

            (1)     The Collateral Initial Invested Amount                                                           $59,500,000.00

            (2)     The Collateral Invested Amount on the Distribution Date, after giving effect
                    to all deposits, withdrawals and distributions on such Distribution Date                                  $0.00

            (3)     The Collateral Invested Amount as a percentage of the Invested Amount on such
                    Distribution Date                                                                                         0.00%

F)          Class D Invested Amount

            (1)     The Class D Initial Invested Amount                                                              $24,500,000.00

                     ______________________________________

                        Series 2000-3 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________


            (2)     The Class D Invested Amount on the Distribution Date, after giving effect to
                    all deposits, withdrawals and distributions on such Distribution Date                                     $0.00

            (3)     The Class D Invested Amount as a percentage of the Invested Amount on such
                    Distribution Date                                                                                         0.00%

G)          Receivables Balances

            (1)     The aggregate amount of Principal Receivables in the Trust at the close of
                    business on the last day of the immediately preceding Monthly Period                             $5,260,953,322

            (2)     The aggregate amount of Finance Charge Receivables in the Trust at the close
                    of business on the last day of the immediately preceding Monthly Period                            $229,292,087

H)          Annualized Percentages

            (1)     The Gross Yield (Available Finance Charge Collections for the Series 2000-3
                    Certificates for the preceding Monthly Period (excluding payments received from Interest Rate Protection Agreements) divided by the Invested Amount of the Series 2000-3 Certificates as of the last day of the next preceding
                    Monthly Period, multiplied by 366 divided by the number of days in the
                    calendar month.)  Effective November 2002 monthly period.                                                16.36%

            (2)     The Net Loss Rate (the Series 2000-3 Defaulted Amount for the preceding
                    Monthly Period divided by the Invested Amount of the Series 2000-3 Certificates
                    as of the last day of the next preceding Monthly Period, multiplied by 12)                                7.60%

            (3)     The Portfolio Yield (the Gross Yield minus the Net Loss Rate for the Series
                    2000-3 Certificates for the preceding Monthly Period)                                                     8.76%

            (4)     The Base Rate (Monthly Interest plus Monthly Servicing Fee (based on an assumed Servicing Fee Rate of 2% per annum) for the preceding Monthly Period with respect to the related Distribution Date, divided by the Invested Amount
                    of the Series    2000-3 Certificates as of the last day of the next preceding
                    Monthly Period, multiplied by 12)                                                                         7.39%

            (5)     The Net Spread (the Portfolio Yield minus the Base Rate for the Series 2000-3
                    Certificates for the preceding Monthly Period)                                                            1.37%

            (6)     The Monthly Payment Rate (Collections of Principal Receivables and Finance
                    Charge Receivables with respect to all Receivables in the Trust for the preceding Monthly Period divided by the amount of Receivables in the Trust as
                    of the last day of the next preceding Monthly Period)                                                     8.85%

I)          Series 2000-3 Information for the Last Three Distribution Dates

            1)      Gross Yield

                    a)       03/15/04                              16.36%
                    b)       02/17/04                              30.16%
                    c)       01/15/04                              13.13%

                     ______________________________________

                        Series 2000-3 Monthly Statement
                        March 15, 2004 Distribution Date
                     ______________________________________


            2)      Net Loss Rate

                    a)       03/15/04                              7.60%
                    b)       02/17/04                              7.84%
                    c)       01/15/04                              5.74%

            3)      Net Spread (Portfolio Yield Minus Base Rate)

                    a)       03/15/04                              1.37%
                    b)       02/17/04                              14.93%
                    c)       01/15/04                              2.18%

                    Three Month Average                            6.16%

            4)      Monthly Payment Rate

                    a)       03/15/04                              8.85%
                    b)       02/17/04                              8.78%
                    c)       01/15/04                              9.21%


                         CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION,
                         Servicer


                         By: _____________________________
                         Name:         Patricia Garvey
                         Title:        Vice President